      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MAY 15, 1998

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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                   MAY 6, 1998



                          INTERPORE INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)



        DELAWARE                      0-22958                   95-3043318
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
   of incorporation or                                    Identification Number)
      organization)


             181 TECHNOLOGY DRIVE                                  92718-2402
              IRVINE, CALIFORNIA                                   (Zip Code)
   (Address of principal executive offices)


                                 (714) 453-3200
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               On May 7, 1998, pursuant to that certain Agreement and Plan of Merger dated as of February 11, 1998 (the "Merger Agreement") by and among Interpore International (the "Company"), Buckeye International, a wholly-owned subsidiary of the Company ("Sub") and Cross Medical Products, Inc. ("Cross"), Sub was merged with and into Cross such that Cross became a wholly-owned subsidiary of the Company (the "Merger"). The Merger Agreement was filed previously as Exhibit 2.1 to the Company's Current Report on Form 8-K dated February 17, 1998.

               Special meetings of the shareholders of the Company and Cross at which the stockholders were asked, pursuant to a Joint Proxy Statement/Prospectus contained within the Company's Form S-4 Registration Statement (No. 333-49487) filed with the Securities and Exchange Commission on April 6, 1998, to consider and vote upon, among other things, the Merger Agreement were held on May 6, 1998. The shareholders of each of the Company and Cross approved and adopted the Merger Agreement at their respective meetings.

               Upon consummation of the Merger, each outstanding share of Common Stock, par value $.01 per share, of Cross (the "Cross Common Stock") was converted into the right to receive 1.275 shares of Common Stock, no par value per share, of the Company (the "Company Common Stock"). It is expected that up to 7,637,285 shares of Company Common Stock will be issued upon conversion of outstanding shares of Cross Common Stock. The merger consideration was determined based upon arms-length negotiations between the Company and Cross.

               In addition, on May 7, 1998, the Company issued a press release announcing the consummation of the Merger, which press release is filed as
Exhibit 99.2 hereto.

ITEM 5.        OTHER EVENTS

               On May 6, 1998, the shareholders of Interpore International, a California corporation ("Interpore California") and predecessor of Interpore International, Inc., a Delaware Corporation (the "Registrant"), approved a change of the Registrant's state of incorporation from the State of California to the State of Delaware. The reincorporation was effected by a merger of Interpore California with and into Registrant on May 6, 1998. Registrant, a Delaware corporation, was organized solely for the purpose of effecting the reincorporation and is the surviving corporation in the merger.

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

      (a) Financial Statements of Cross Medical Products, Inc. (Business Acquired).

               The financial statements of Cross are incorporated by reference to the Cross financial statements included in the Company's Registration Statement on Form S-4 filed on April 6, 1998 (File No. 333-49487).

      (b)      Pro Forma Financial Information.

               The required pro forma financial information is incorporated by reference to the section entitled "Unaudited Pro Forma Condensed Combining Financial Statements" in the Company's Registration Statement on Form S-4 filed on April 6, 1998 (File No. 333-49487).

      (c)      Exhibits.

2.1 Agreement and Plan of Merger, dated as of February 11, 1998, by and among Interpore International, Buckeye International and Cross Medical Products, Inc. (incorporated by reference from the Company's Current Report on Form 8-K, filed February 17, 1998).

2.2 Agreement and Plan of Merger, dated as of March 26, 1998, by and between Interpore International and Interpore Delaware, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, filed April 6, 1998).

3.1             Certificate of Incorporation of Interpore Delaware, Inc.
                (incorporated by reference to the Company's Registration Statement on Form S-4, filed April 6, 1998).

3.2 Bylaws of Interpore Delaware, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, filed April 6,
                1998).

23.1            Consent of Coopers & Lybrand L.L.P.

99.1 Press Release, dated February 12, 1998, issued by Interpore International (incorporated by reference to the Company's Current Report on Form 8-K, filed February 17, 1998).

99.2            Press Release, dated May 7, 1998, issued by Interpore
                International, Inc.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERPORE INTERNATIONAL, INC.


                              By:    /S/ DAVID C. MERCER
                              Name:  David C. Mercer
                              Title: President and Chief Executive Officer


Dated:  May 12, 1998

                                  EXHIBIT INDEX

   Exhibit
    Number                         Description
   -------                         -----------
     2.1        Agreement and Plan of Merger, dated as of February 11, 1998, by and among Interpore International, Buckeye International and
                Cross Medical Products, Inc. (incorporated by reference from the
                Company's Current Report on Form 8-K, filed February 17, 1998).

     2.2 Agreement and Plan of Merger, dated as of March 26, 1998, by and between Interpore International and Interpore Delaware, Inc.
                (incorporated by reference to the Company's Registration
                Statement on Form S-4, filed April 6, 1998).

     3.1        Certificate of Incorporation of Interpore Delaware, Inc.
                (incorporated by reference to the Company's Registration
                Statement on Form S-4, filed April 6, 1998).

     3.2 Bylaws of Interpore Delaware, Inc. (incorporated by reference to the Company's Registration Statement on Form S-4, filed April 6,
                1998).

     23.1       Consent of Coopers & Lybrand L.L.P.

     99.1       Press Release, dated February 12, 1998, issued by Interpore
                International (incorporated by reference from the Company's
                Current Report on Form 8-K, filed February 17, 1998).

     99.2       Press Release, dated May 7, 1998, issued by Interpore
                International, Inc.